UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2006

ACXIOM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas	72203-8180
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On July 26, 2006, Acxiom Corporation (the “Company”) issued a press release announcing the results of its financial performance for the first quarter of fiscal year 2007. The Company held a conference call at 4:30 p.m. CDT on the same date to discuss this information further. Interested parties were invited to listen to the call, which was broadcasted via the Internet at www.acxiom.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company’s press release, including the Financial Road Map (June 30, 2006), and other communications from time to time include certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

The attached press release also reports the non-GAAP measure of free cash flow. Free cash flow, as the Company has historically reported it, is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions. While free cash flow does not represent the amount of money available for the Company’s discretionary spending since certain obligations of the Company must be funded out of free cash flow, management has historically used this measure as a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs. The Company intends to focus on free cash flow available to equity, instead of its previously reported free cash flow, since management believes free cash flow available to equity is a superior measure.

The attached press release utilizes a non-GAAP measure of free cash flow available to equity. Free cash flow available to equity is defined as operating cash flow less cash used by investing activities (excluding the impact of cash paid acquisitions), less required payments of debt (total debt payments excluding payments on the line of credit). The Company’s management believes that this measure of free cash flow available to equity is superior to the previously reported free cash flow, since it represents the amount of money available for the Company’s discretionary spending after funding all required obligations including scheduled debt payments, and it therefore provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes.

In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure. Management defines “return on invested capital” as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters’ average invested capital. The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases (beginning balance + ending balance)/2 times an 8% implied interest rate on the leases. Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases. Return on invested capital for fiscal 2006, and for any four-quarter period including the quarter ended September 30, 2005, also excludes the impact of certain unusual charges recorded during the quarter ended September 30, 2005. Management believes that return on invested capital is useful because it provides investors with additional information for evaluating the efficiency of the Company’s capital deployed in its operations. Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all financial capital invested in the business. Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity. A reconciliation of return on invested capital to return on assets is included as an attachment to the press release.

Adjusted U.S. operating margin, adjusted international operating margin, and adjusted return on assets are also non-GAAP measures since they exclude unusual charges for the quarter ended September 30, 2005. These charges are excluded as unusual because they were not considered or anticipated when management set the Financial Road Map targets for fiscal 2006, and therefore management believes that it is appropriate to exclude these charges for purposes of comparison to the Financial Road Map. Furthermore, management believes this information will be useful to investors in assessing the Company’s performance against the stated Road Map targets. A reconciliation of the adjusted operating margin to operating margin and a reconciliation of adjusted return on assets to return on assets is included as an attachment to the press release.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is not mentioned in the attached press release, but may have been discussed during the conference call. EBITDA can be calculated directly from the financial statements by adding pre-tax income plus interest expense from the statement of operations plus depreciation and amortization from the cash flow statement. Management believes EBITDA is a useful measure of liquidity which may be used by investors to assess the Company’s ongoing operations and liquidity.

The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Item 8.01	Other Events.

During its quarterly conference call following the release of its first quarter earnings, which is available for replay on Acxiom’s website, members of Acxiom Corporation’s management made remarks addressing the proxy contest by VA Partners, LLC for the election of directors at Acxiom’s 2006 annual shareholders meeting. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01      Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release of the Company dated July 26, 2006 announcing first quarter earnings for fiscal year 2007.

99.2	Transcript of the Company’s first quarter fiscal year 2007 earnings conference call held on July 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 27, 2006

ACXIOM CORPORATION

By:        /s/ Jerry C. Jones

Name:	Jerry C. Jones
Title:	Business Development/Legal Leader

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated July 26, 2006 announcing first quarter earnings for fiscal year 2007.

99.2	Transcript of the Company’s first quarter fiscal year 2007 earnings conference call held on July 26, 2006.